                       Metropolitan Life Insurance Company

                                Power of Attorney

                               C. Robert Henrikson
          Chairman of the Board, Chief Executive Officer and President

     KNOW ALL MEN BY THESE PRESENTS, that I, the Chairman of the Board, Chief Executive Officer and President of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Advantage VUL File No. 333-135659, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

      - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

      -     The New England Variable Account (Zenith Accumulator File No.
            333-11131),

      -     New England Variable Annuity Fund I (File No. 333-11137),

      - New England Life Retirement Investment Account (Preference File No. 333-11133),

      -     Security Equity Separate Account Thirteen (File No. 333-110185),

      - Security Equity Separate Account Twenty-Six (File No. 333-110183), and

      -     Security Equity Separate Account Twenty-Seven (File No. 333-110184),

      - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

      - Paragon Separate Account B (Scudder Direct, Multi Manager Direct, Multi Manager II File No 333-133675, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),

      - Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),

      - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

and at such time as the following separate accounts are merged into the Company:

      - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

      - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 2006.


                                        /s/ C. Robert Henrikson
                               -------------------------------------------------
                                          C. Robert Henrikson

                       Metropolitan Life Insurance Company

                                Power of Attorney

                               Curtis H. Barnette
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

      - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

      -     The New England Variable Account (Zenith Accumulator File No.
            333-11131),

      -     New England Variable Annuity Fund I (File No. 333-11137),

      - New England Life Retirement Investment Account (Preference File No. 333-11133),

      -     Security Equity Separate Account Thirteen (File No. 333-110185),

      - Security Equity Separate Account Twenty-Six (File No. 333-110183), and

      -     Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

      - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

      - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

      - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this _th day of April, 2006.


                                /s/ Curtis H. Barnette
                               -----------------------
                                  Curtis H. Barnette

                       Metropolitan Life Insurance Company

                                Power of Attorney

                               Burton A. Dole, Jr.
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

      - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

      -     The New England Variable Account (Zenith Accumulator File No.
            333-11131),

      -     New England Variable Annuity Fund I (File No. 333-11137),

      - New England Life Retirement Investment Account (Preference File No. 333-11133),

      -     Security Equity Separate Account Thirteen (File No. 333-110185),

      - Security Equity Separate Account Twenty-Six (File No. 333-110183), and

      -     Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the
Company:

      - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),


      - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

      - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

      - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 2006.


                                           /s/ Burton A. Dole, Jr.
                               -----------------------------------------------
                                              Burton A. Dole, Jr.

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                 Cheryl W. Grise
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

      - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

      -     The New England Variable Account (Zenith Accumulator File No.
            333-11131),

      -     New England Variable Annuity Fund I (File No. 333-11137),

      - New England Life Retirement Investment Account (Preference File No. 333-11133),

      -     Security Equity Separate Account Thirteen (File No. 333-110185),

      - Security Equity Separate Account Twenty-Six (File No. 333-110183), and

      -     Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

      - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

      - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

      - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2006.


                                                /s/ Cheryl W. Grise
                               -------------------------------------------------
                                                   Cheryl W. Grise

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                James R. Houghton
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

      - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

      -     The New England Variable Account (Zenith Accumulator File No.
            333-11131),

      -     New England Variable Annuity Fund I (File No. 333-11137),

      - New England Life Retirement Investment Account (Preference File No. 333-11133),

      -     Security Equity Separate Account Thirteen (File No. 333-110185),

      - Security Equity Separate Account Twenty-Six (File No. 333-110183), and

      -     Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

      - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

      - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

      - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2006.


                                              /s/ James R. Houghton
                               -------------------------------------------------
                                                James R. Houghton

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                 Harry P. Kamen
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

      - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

      -     The New England Variable Account (Zenith Accumulator File No.
            333-11131),

      -     New England Variable Annuity Fund I (File No. 333-11137),

      - New England Life Retirement Investment Account (Preference File No. 333-11133),

      -     Security Equity Separate Account Thirteen (File No. 333-110185),

      - Security Equity Separate Account Twenty-Six (File No. 333-110183), and

      -     Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

      - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

      - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

      - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this _th day of April, 2006.


                                               /s/ Harry P. Kamen
                               -------------------------------------------------
                                                 Harry P. Kamen

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                Helene L. Kaplan
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

      - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

      -     The New England Variable Account (Zenith Accumulator File No.
            333-11131),

      -     New England Variable Annuity Fund I (File No. 333-11137),

      - New England Life Retirement Investment Account (Preference File No. 333-11133),

      -     Security Equity Separate Account Thirteen (File No. 333-110185),

      - Security Equity Separate Account Twenty-Six (File No. 333-110183), and

      -     Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

      - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

      - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

      - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

      - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2006.


                                               /s/ Helene L. Kaplan
                               -------------------------------------------------
                                                 Helene L. Kaplan

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                  John M. Keane
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

   - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No.
      333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

   -  The New England Variable Account (Zenith Accumulator File No. 333-11131),

   -  New England Variable Annuity Fund I (File No. 333-11137),

   - New England Life Retirement Investment Account (Preference File No. 333-11133),

   -  Security Equity Separate Account Thirteen (File No. 333-110185),

   -  Security Equity Separate Account Twenty-Six (File No. 333-110183), and

   -  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

   - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

   - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this ____th day of April, 2006.



                                                      /s/ John M. Keane
                                              ----------------------------------
                                                      John M. Keane

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                 James M. Kilts
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

   - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No.
      333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

   -  The New England Variable Account (Zenith Accumulator File No. 333-11131),

   -  New England Variable Annuity Fund I (File No. 333-11137),

   - New England Life Retirement Investment Account (Preference File No. 333-11133),

   -  Security Equity Separate Account Thirteen (File No. 333-110185),

   -  Security Equity Separate Account Twenty-Six (File No. 333-110183), and

   -  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

   - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

   - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 2006.



                                                      /s/ James M. Kilts
                                              ----------------------------------
                                                      James M. Kilts

                       Metropolitan Life Insurance Company

                                Power of Attorney

                               Charles M. Leighton
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

   - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No.
      333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

   -  The New England Variable Account (Zenith Accumulator File No. 333-11131),

   -  New England Variable Annuity Fund I (File No. 333-11137),

   - New England Life Retirement Investment Account (Preference File No. 333-11133),

   -  Security Equity Separate Account Thirteen (File No. 333-110185),

   -  Security Equity Separate Account Twenty-Six (File No. 333-110183), and

   -  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

   - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

   - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2006.



                                                      /s/ Charles M. Leighton
                                              ----------------------------------
                                                      Charles M. Leighton

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                Sylvia M. Mathews
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

   - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No.
      333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

   -  The New England Variable Account (Zenith Accumulator File No. 333-11131),

   -  New England Variable Annuity Fund I (File No. 333-11137),

   - New England Life Retirement Investment Account (Preference File No. 333-11133),

   -  Security Equity Separate Account Thirteen (File No. 333-110185),

   -  Security Equity Separate Account Twenty-Six (File No. 333-110183), and

   -  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

   - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

   - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2006.



                                                      /s/ Sylvia M. Mathews
                                              ----------------------------------
                                                      Sylvia M. Mathews

                       Metropolitan Life Insurance Company

                                Power of Attorney

                                  Hugh B. Price
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

   - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No.
      333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

   -  The New England Variable Account (Zenith Accumulator File No. 333-11131),

   -  New England Variable Annuity Fund I (File No. 333-11137),

   - New England Life Retirement Investment Account (Preference File No. 333-11133),

   -  Security Equity Separate Account Thirteen (File No. 333-110185),

   -  Security Equity Separate Account Twenty-Six (File No. 333-110183), and

   -  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

   - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

   - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2006.



                                                      /s/ Hugh B. Price
                                              ----------------------------------
                                                      Hugh B. Price

                       Metropolitan Life Insurance Company

                                Power of Attorney

                              Kenton J. Sicchitano
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

   - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No.
      333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

   -  The New England Variable Account (Zenith Accumulator File No. 333-11131),

   -  New England Variable Annuity Fund I (File No. 333-11137),

   - New England Life Retirement Investment Account (Preference File No. 333-11133),

   -  Security Equity Separate Account Thirteen (File No. 333-110185),

   -  Security Equity Separate Account Twenty-Six (File No. 333-110183), and

   -  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

   - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

   - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2006.



                                                  /s/ Kenton J. Sicchitano
                                          --------------------------------------
                                                  Kenton J. Sicchitano

                       Metropolitan Life Insurance Company

                                Power of Attorney

                             William C. Steere, Jr.
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

   - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No.
      333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

   -  The New England Variable Account (Zenith Accumulator File No. 333-11131),

   -  New England Variable Annuity Fund I (File No. 333-11137),

   - New England Life Retirement Investment Account (Preference File No. 333-11133),

   -  Security Equity Separate Account Thirteen (File No. 333-110185),

   -  Security Equity Separate Account Twenty-Six (File No. 333-110183), and

   -  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

   - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

   - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this ____th day of April, 2006.



                                                  /s/ William C. Steere, Jr.
                                          --------------------------------------
                                                  William C. Steere, Jr.

                       Metropolitan Life Insurance Company

                                Power of Attorney

                               William J. Wheeler
              Executive Vice President and Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, an Executive Vice President and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

   - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No.
      333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

   -  The New England Variable Account (Zenith Accumulator File No. 333-11131),

   -  New England Variable Annuity Fund I (File No. 333-11137),

   - New England Life Retirement Investment Account (Preference File No. 333-11133),

   -  Security Equity Separate Account Thirteen (File No. 333-110185),

   -  Security Equity Separate Account Twenty-Six (File No. 333-110183), and

   -  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

   - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

   - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2006.



                                                      /s/ William  J. Wheeler
                                              ----------------------------------
                                                      William J. Wheeler

                       Metropolitan Life Insurance Company

                                Power of Attorney

                            Joseph J. Prochaska, Jr.
              Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, an Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   - Metropolitan Life Separate Account UL (Equity Advantage VUL File No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),

   - Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File No.
      333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),

   -  The New England Variable Account (Zenith Accumulator File No. 333-11131),

   -  New England Variable Annuity Fund I (File No. 333-11137),

   - New England Life Retirement Investment Account (Preference File No. 333-11133),

   -  Security Equity Separate Account Thirteen (File No. 333-110185),

   -  Security Equity Separate Account Twenty-Six (File No. 333-110183), and

   -  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   - Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),

   - Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),

   - Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

   - First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.



                                               /s/ Joseph J. Prochaska, Jr.
                                       -----------------------------------------
                                               Joseph J. Prochaska, Jr.